THE GOLD BANC STORY

GOLD BANC CORPORATION

 .    A community banking and financial services organization,
     building value for our shareholders around these objectives:

     . Foster strong core internal growth by focusing on metropolitan, higher growth areas in our marketplace so we are not just dependent on acquisitions;

     .    Focus on growth in revenue, ROA, and ROE;

     . Growth through accretive acquisitions, either into new high growth markets that are contiguous to our existing marketplace (such as with CountryBanc and Union) or that follow our customers (such as with American), or with "add-on" transactions to fill-in our market area (such as with First Business Bank and Linn County
          Bank);

     . Effective blending of low-cost retail deposits generated in our rural, county-seat towns with the loan demand and asset generation capability of our more metropolitan areas;

GOLD BANC CORPORATION

 .    A community banking and financial services organization,
     building value for our shareholders around these objectives:

     . Developing our technology and operational platform to allow our bankers to focus on sales and customer service; and

     . Leveraging our products and services by cross-selling to increase the number of relationships among Gold customers, so that increased revenues and profits are not dependent on increased asset size.

GOLD BANC CORPORATION

 .    Moving into Colorado and Florida is NOT a departure from our growth objectives and acquisition strategy, which have NEVER
     CHANGED from our earliest years:

     . Acquire "FILL-IN" banks and financial service providers in markets we currently occupy (KS, MO, OK), such as with CountryBanc (OK), First Business Bank (MO) and
          Linn County Bank (KS);

     . Expand into CONTIGUOUS STATES AND COUNTIES, focusing on more metropolitan, high growth areas, such as Denver, Colorado and Edmond, Oklahoma;

     . FOLLOW OUR CUSTOMERS, such as the large number of customers retiring to the West Coast of Florida.

 .    Our strategy has ALWAYS been disciplined; moving into high growth markets creates long-term momentum for Gold.

OUR COMMUNITY BANKING MODEL

 .    Local decision making, local directors

          . Each community bank president manages their local community bank

 .    Embrace the social, civic and economic responsibilities of the communities that we serve

 .    Focus on "Main Street" America; middle market customers

          . Business customers with revenue of up to $200 million;

          . Bigger banks view "middle market" as $1 billion in revenue.

 .    Cross-sell Gold's full array of banking products

          . Big bank services in a community banking environment

          . Brokerage, investment advisory, trust services, international services, credit card, mortgage banking, insurance

          . Internet banking for retail and small business customers

WHAT ALLOWS OUR MODEL TO WORK?

 .    Decentralized decision making as it relates to our
     customers;

 .    Centralized operational support allows our bankers to focus on sales and customer service

          .    Drive costs down;

          .    Improve quality control;

          .    Broader array of product offerings;

          .    Improved customer service.

 .    We have broadened our management team and support
     capabilities

          .    Mick Aslin, President;

          .    Craig Peterson, Chief Financial Officer;

          .    Joe Smith, Chief Information and Technology
               Officer;

          . Human resources, loan review, internal audit functions.

WHAT ALLOWS OUR MODEL TO WORK?

 .    We have expanded with cutting edge technology and enhanced our management information systems

          .    Consolidated data processing

          .    Videoconferencing and call center

 .    Electronic banking gives Gold a significant competitive
     advantage versus other community banks, gaining access to customers via personal computers and telephone banking and generating fee income and revenue growth.

OUR STRATEGY

 .    Build our existing, core franchise

          . Position the Company in more high growth areas, either within existing or contiguous markets, to allow us to derive more of our growth from core operations and be less dependent on acquisitions, especially once pooling of interests accounting is eliminated;

                    .    targeted revenue growth rate of 20% per
                         year

          . Effective cross-selling of our products to existing customers will allow us to grow revenues and profits faster than the growth in assets.

                    .    target ROA of 1.5%, target ROE of 15% -
                         18%

 .    Grow through strategic, accretive acquisitions.

          . Increasingly focus on more metropolitan, high growth areas;

                    .    goal of at least 75% of our assets in
                         metropolitan areas

          .    Be #1 or #2 in our county-seat towns;

          .    Low-cost retail deposits in county-seat towns
               (where asset growth is slower) fund and help drive our asset growth in metropolitan areas.

                   THE COUNTRYBANC ACQUISITION

BUILDING VALUE THROUGH ACQUISITIONS

 .    The CountryBanc transaction is consistent with Gold's
     acquisition objectives (contiguous market, fill-in):

          .    EXPAND INTO GROWING, THRIVING MARKETS:
               CountryBanc is based in Oklahoma's largest and fastest growing market (Oklahoma City area)

          .    ACQUIRE COMPANIES WITH A STRONG COMMUNITY BANKING
               PRESENCE AND SOLID MARKET SHARE: CountryBanc has at least 25% market share in 82% of the communities in which it is based.

          .    ACQUIRE HIGH PERFORMING, PROFITABLE COMPANIES:
               CountryBanc has a return on assets of 1.2% and a net interest margin of 5.07%.

          .    ACQUISITION IMMEDIATELY ACCRETIVE TO EARNINGS PER
               SHARE: the CountryBanc deal will add to Gold's earnings per share in 2000.


               .    Projected to be 16% accretive to 1999
                    earnings per share and 10% accretive to 2000 earnings per share on a full year stand-alone basis (versus Gold as it currently stands).

TRANSACTION SUMMARY

Target:                            CountryBanc Holding Company
                                   Edmond, Oklahoma

Target ownership:                  Private

Deal value:                        Approx. $82.7 million

Consideration:                     Gold Banc common stock

Exchange ratio:                    Fixed; 7,971,589 shares of
                                   Gold issued for all
                                   CountryBanc shares

Walkaway price (Gold stock):       $9.50 per share

Accounting:                        Pooling of interests
                                   Tax-free exchange

Target total assets:               $530 million

TRANSACTION SUMMARY

Price to LTM earnings:             11.6x

Price to Proj. 2000 earnings:      9.8x

Anticipated cost savings:          10% to 15% of
                                   CountryBanc expenses

Expected closing:                  Early First Quarter 2000

Due diligence:                     Completed

Projected accretion to
earnings per share                 1999      16%

   (full-year stand alone basis)   2000      10%

COUNTRYBANC HOLDING COMPANY

 .    Formed in December 1995 to acquire and operate community
     banks in Oklahoma and Kansas.

 .    Acquired three banks in Oklahoma in October 1996 ($363
     million in assets); supported with venture capital funds.

 .    Closed three additional deals ($61 million in assets) since then, and have an additional deal ($82 million) pending.

 .    Pro forma for pending acquisitions, CountryBanc will be $530 million in assets and $456 million in deposits.

 .    CountryBanc owned by institutions (46%), individuals (41%)
     and Don McNeill, Company founder (13%).

COUNTRYBANC FINANCIAL HIGHLIGHTS

 .    At September 30, 1999 (pro forma)

          .    Assets                        $530 million

          .    Deposits                      $456 million

          .    Loans                         $360 million

 .    Net interest margin (YTD 1999)                 5.07%

 .    Return on assets (YTD 1999)                    1.20%

 .    Efficiency ratio (YTD 1999)                   62.00%

INVESTMENT MERITS

 .    ACQUISITION OF STRONG PERFORMING COMMUNITY BANK AT AN
     ATTRACTIVE MULTIPLE TO EARNINGS.

 .    DOMINANT MARKET SHARE MEANS PRICING POWER AND STRONG
     MARGINS: in CountryBanc's 17 communities, it has greater than 25% market share in 14 of these markets, allowing for pricing power and customer retention.

 .    COMBINATION OF "HIGH TOUCH" COMMUNITY BANKING WITH A MODERN
     PLATFORM AND DELIVERY SYSTEM.

 .    STRONG CREDIT QUALITY.

 .    THE COMPANY IS HEADQUARTERED IN OKLAHOMA'S LARGEST AND
     FASTEST GROWING MARKET (EDMOND-OKLAHOMA CITY).

INVESTMENT MERITS

 .    ENHANCES GOLD'S MARKET PRESENCE IN OKLAHOMA:    When
     combined with Gold's existing Tulsa affiliate, Citizens Bank of Tulsa, Gold's total deposits in Oklahoma will increase to 10th largest in the state, with total deposits of $653 million (at June 30, 1998).

MARKET SHARE

With the CountryBanc acquisition, Gold will become the 10th largest in Oklahoma in deposit size

With approximately 283 depository institutions in the state at this time, we have the opportunity to follow our acquisition philosophy of gaining a strong foothold in a fast growing market and building it with additional acquisitions and in-market growth.

                 MARKET SHARE - STATE OF OKLAHOMA
                       AS OF JUNE 30, 1998
              PRO FORMA FOR ALL PENDING ACQUISITIONS
                      (Dollars in thousands)


                                                           STATE
                                                            MKT
                                                 DEPOSITS   SHR

1    BOK Financial Corp.                        3,704,052   10.42%

2    Bank One Corp.                             2,406,726    6.77%

3    Bank of America Corporation                2,246,422    6.32%

4    BankFirst Corp.                            2,123,946    5.97%

5    Local Financial Corp.                      1,754,133    4.93%

6    Midland Financial Co.                      1,642,714    4.62%

7    Arvest Bank Group, Inc.                    1,352,212    3.80%

8    Southwest Bancorp, Inc.                      828,571    2.33%

9    Commercial Federal Corp.                     783,823    2.20%

10   GOLD BANC CORPORATION                        653,177    1.84%

                                            Source: SNL Securities

THE GOLD BANC FAMILY


[graphic - Colorado, Kansas, Missouri, Oklahoma and Florida]

FINANCIAL IMPACT - YEAR 2000

                                         (1)(2)
                                           GLDB                                 GLDB
                                            PRO                                  PRO
                                          FORMA       COUNTRY       ADJ.       FORMA
Net interest income                      90,700        26,800      1,000     118,500
Provision for loan losses                 5,070         1,100          0       6,170
Net int inc after prov for
  ln losses                              85,630        25,700      1,000     112,330

Other income                             49,945         4,365      1,000      55,310
Other expenses                           80,740        16,200    (1,750)      95,190
Goodwill amortization                     2,380           895          0       3,275

Income before taxes                      52,455        12,970      3,750      69,175
Income taxes                             17,725         4,541      1,315      23,580
Net income                               34,730         8,430      2,435      45,595

Avg diluted shares                       32,819                    7,972      40,790
Earnings per share                                                             $1.12
-% stand alone accretion                                                         10%

Average loan                          1,587,979       399,100              1,987,079
Average earning assets                2,269,689       513,068              2,782,757
Average deposits                      1,864,548       512,370              2,376,918
Average
  interest-bearing
  liabilities                         2,020,725       513,320              2,534,045
Average equity                          179,151        56,090                235,241
Average assets                        2,428,714       574,696              3,003,410

Common equity                           192,601        60,530                253,131
Total assets                          2,572,364       597,000              3,169,364

  YEAR-END 2000
Total shares
  outstanding                            32,819         7,972                 40,791
Book value per
  share                                   $5.87                                $6.21

<F1>  Includes all pending acquisitions

<F2>  Does not include one-time pooling costs

FULL YEAR IMPACT:

Assumes transaction closes January 1, 2000


REVENUE ENHANCEMENTS:

1.   Recent plan to increase service charges
2.   Cross selling of GLDB products


COST SAVINGS:

1. Operational efficiency and consolidation of backroom operations.

                     FIRST BUSINESS BANK AND
                  LINN COUNTY BANK ACQUISITIONS

IN-MARKET "FILL-IN" ACQUISITIONS

 .    First Business Bank of Kansas City, NA, the banking
     subsidiary of First Business Bancshares of Kansas City, is located in the heart of Kansas City's popular Country Club
     Plaza and serves a strong small business market.

 .    First Business Bank has a loan and leasing division in
     Johnson County, Kansas.

 .    Linn County Bank, a subsidiary of DSP Investments, is the
     oldest established community bank in Kansas and has a Lenexa, Kansas (Johnson County) location.

 .    Both banks will be merged with and into Gold's flagship
     subsidiary, Gold Bank.

TRANSACTION SUMMARY

Target:                   FIRST BUSINESS      LINN COUNTY

Deal value:               $26.7 million       $9.2 million

Consideration:            Gold stock          52% stock/48% cash

Exchange ratio:           Floating, between   Floating
                          $11.00 and $13.50   (stock portion)
                          Gold stock price

Walkaway price
  (Gold stock):           $10.50 per share    None

Accounting:               Pooling             Purchase
                          Tax-free exchange   Stock portion
                                                tax-free

Target total assets:      $120 million        $54 million

Price to 2000 est EPS:    15.8x               14.2x

Price to book value:      299%                230%

TRANSACTION SUMMARY

Target:                   FIRST BUSINESS      LINN COUNTY

Projected cost savings
  (% of non-interest
   expense)               20% - 30%           20% - 30%

Impact on Gold EPS        Accretive           Accretive

Due diligence:            Completed           Completed

Anticipated closing:      1st Quarter 2000    1st Quarter 2000

INVESTMENT MERITS

 .    Two entries for Gold into the Kansas City area marketplace;

 .    Both First Business Bank and Linn County Bank are strong
     small business lenders;

 .    In-market combinations provide for strong earnings and
     enhanced opportunity for asset growth at Gold's flagship banking subsidiary;

 .    Enhances local identity through the addition of new
     employees, bank board members and new Gold stockholders;

 .    Both banks have strong community banking reputations and
     experienced and successful local management teams.

INVESTMENT MERITS

 .    ENHANCES GOLD'S MARKET PRESENCE IN KANSAS:  After these
     transactions, on a consolidated basis, Gold will be the fourth largest commercial banking company, in terms of deposits, headquartered in Kansas, and ninth largest commercial bank in Kansas overall, with total deposits of $631 million (as of June 30, 1998).

MARKET SHARE

With the pending acquisitions, Gold will become the 4th largest commercial bank in Kansas, in terms of deposits size, of institutions headquartered there, and the 9th largest commercial bank overall.


With approximately 365 depository institutions in the state at this time, we have the opportunity to follow our acquisition philosophy of adding "fill-in" acquisitions to gain market share, grow, and add to revenues and net income through economies of scale.


                  MARKET SHARE - STATE OF KANSAS
     COMMERCIAL BANKING COMPANIES ONLY (THRIFTS NOT INCLUDED)
                       AS OF JUNE 30, 1998
              PRO FORMA FOR ALL PENDING ACQUISITIONS
                      (Dollars in thousands)


                                                                STATE
                                                DEPOSITS       MKT SHR

1    Bank of America Corporation                2,913,419        9.87%

2    Intrust Financial Corp.                    1,773,048        6.01%

3    Commerce Bancshares, Inc.                  1,726,704        5.85%

4    Firstar Corp.                              1,290,820        4.37%

5    UMB Financial Corp.                        1,248,235        4.23%

6    Valley View Bancshares, Inc.               1,169,782        3.96%

7    First National of Nebraska                   739,656        2.51%

8    Emprise Financial Corporation                645,252        2.19%

9    GOLD BANC CORPORATION                        631,237        2.14%

                                                 Source: SNL Securities

                          OTHER PENDING
                           TRANSACTIONS

EXPANSION INTO GROWING MARKETS

[graphic - U.S. map]


 .    Denver economy strong and diversified;

 .    Acquisition activity in the region has left small to middle market businesses and consumers underserved, giving Union the opportunity to gain market share and grow.

UNION BANKSHARES, LTD.

 .    largest bank acquisition announced in Colorado since
     September 1997

 .    contiguous, high growth market

 .    $340 million in assets

 .    metropolitan Denver area

 .    current exchange is 1.773 Gold shares per Union share (with
     Gold price below $13)

 .    at a stock price for Gold of $11 (the "walkaway"), the deal is worth $19.50 per Union share, or 260% of June 30 book value

 .    deal value is 38.2x LTM EPS, but only 21.3x
     projected 2000 earnings
     (we are buying Union for next year's earnings)


Since January 1, 1998, median bank acquisition multiples in Colorado have been 307% of book value and 18 times LTM earnings.

UNION BANKSHARES, LTD.

 .    Entry into the strong and fast growing metropolitan Denver market.

 .    Significant opportunities for cost savings
          .    Efficiency ratio of 71% for the year-to-date June
               1999

          . Opportunities to consolidate and right-size staffing levels

 .    Significant opportunities for revenue enhancements

          . Bank service charges significantly below competition

          .    Opportunity to expand commercial lending and grow

          . Bring Gold's products and services to a new customer base and cross-sell to Union customers.

 .    Opportunity to acquire additional community banks in the
     area, integrate with Union, and add scale.

EXPANSION INTO GROWING MARKETS

[graphic - U.S. map]


 .    Third in deposit market share in Manatee County

 .    Manatee County, Florida is the nation's second fastest
     growing county over last ten years.

 .    With this acquisition, Gold will have 75 percent of its
     assets in high growth metropolitan markets.


AMERICAN BANCSHARES, INC.

 .    following our customers

 .    $485 million in assets

 .    Bradenton and Sarasota, Florida market

 .    current exchange is 1.653 Gold shares per American share
     (with Gold price below $11)

 .    at a stock price for Gold of $10, the deal is worth $16.53 per American share, or 308% of June 30 book value

 .    deal value is 42.4x LTM earnings, but only 19.2x 2000
     projected earnings
     (we are buying American for next year's earnings)


Since January 1, 1998, median acquisition multiples in Florida have been 285% of book value and 30 times LTM earnings.

AMERICAN BANCSHARES, INC.

 .    Entry into thriving market by acquiring one of Florida's
     largest remaining independent community banks.

 .    Significant opportunities for cost savings

          .    Efficiency ratio of 74% for the year-to-date June
               1999

          . Consolidate and right-size redundant back office operations

          .    Start-up branching costs eliminated

 .    Significant opportunities for revenue enhancements

          .    Bank only recently initiated service charge policy

          .    Opportunity to expand commercial lending and grow

          . Bring Gold's products and services to a new customer base and cross-sell to American customers.

 .    Opportunity to acquire additional community banks in the
     area, integrate with American, and add scale.

PROVIDING SHAREHOLDER VALUE

                      GOLD BANC CORPORATION
                     FULL YEAR 2000 FORECAST
          ASSUMES ALL ACQUISITIONS CLOSE JANUARY 1, 2000
                      (Dollars in thousands)

                                                FIRST
                                                BUS &           GLDB                       GLDB
PRO FORMA                                        LINN            PRO                        PRO
  FULL YEAR 2000                     GLDB         CO.          FORMA          UNION       FORMA
Net income<F1>                     17,905       1,795         19,700          2,325      22,025

Revenue enhancements
 (after tax)                                        0              0          1,435       1,435

Cost savings
  (after tax)                                     940            940          1,750       2,690

Pro forma net income               17,905       2,735         20,640          5,510      26,150

Existing/new shares
  outstanding                      17,182       2,637         19,819          5,000      24,819

Earnings per share                  $1.04                      $1.04                      $1.05


STAND-ALONE ACCRETION
  TO EPS                                                                                     1%

CUMULATIVE ACCRETION
  TO EPS                                                                                     1%

ESTIMATED CALENDAR
  YEAR 2000 IMPACT
PRO FORMA NET
  INCOME <F1>                     $17,905       2,735        $20,640         $4,979     $25,619
FULLY DILUTED SHARES
 OUTSTANDING                       17,182       2,539         19,721          5,000      24,721
EARNINGS PER SHARE                  $1.04


                                                 GLDB                          GLDB
PRO FORMA                                         PRO                           PRO
  FULL YEAR 2000                 AMERICAN       FORMA        COUNTRY          FORMA
Net income<F1>                      4,485      26,511          8,430         34,940

Revenue enhancements                1,788       3,223          1,300          4,523
 (after tax)

Cost savings                        2,308       4,998          1,135          6,133
  (after tax)

Pro forma net income                8,580      34,730         10,865         45,595

Existing/new shares                 8,000      32,819          7,972         40,790
  outstanding

Earnings per share                              $1.06                         $1.12


STAND-ALONE ACCRETION
 TO EPS                                            1%                           10%

CUMULATIVE ACCRETION
 TO EPS                                            2%                            7%

ESTIMATED CALENDAR
  YEAR 2000 IMPACT
PRO FORMA NET
  INCOME <F1>                      $7,897     $33,516        $10,256        $43,773
FULLY DILUTED SHARES
 OUTSTANDING                        8,000      32,721          7,972         40,693
EARNINGS PER SHARE                                                            $1.08

<F1>
Does not include one-time pooling costs.

PROVIDING SHAREHOLDER VALUE

                                   GOLD BANC CORPORATION
                             YEAR 2000 BALANCE SHEET FORECAST

                          Assumes All Deals Close January 1, 2000

                                                FIRST
                                                BUS &           GLDB                       GLDB
                                                 LINN            PRO                        PRO
                                     GLDB         CO.          FORMA           UBSC       FORMA
Average loans                     910,220     130,759      1,040,979        193,200   1,234,179

Average earning
  assets                        1,225,970     162,869      1,388,839        328,900   1,717,739

Average deposits                1,056,000     142,058      1,198,058        324,300   1,522,358

Average
  interest-bearing
  liabilities                   1,128,000     161,525      1,289,525        339,850   1,629,375

Average equity                     98,450      14,601        113,051         34,550     147,601

Average assets                  1,330,120     179,594      1,509,714        364,000   1,873,714

Common equity                     109,550      14,601        124,151         36,900     161,051

Total assets <F1>               1,379,870     179,594      1,559,464        387,900   1,947,364


Total shares
 outstanding                       17,182       2,637         19,819          5,000      24,819

Book value
  per share <F1>                    $6.38                      $6.26                      $6.49



                                                 GLDB                          GLDB
                                                  PRO                           PRO
                                     ABAN       FORMA        COUNTRY          FORMA
Average loans                     353,800   1,587,979        399,100      1,987,079

Average earning
  assets                          551,950   2,269,689        513,068      2,782,757

Average deposits                  342,190   1,864,548        512,370      2,376,918

Average
  interest-bearing
  liabilities                     391,350   2,020,725        513,320      2,534,045

Average equity                     31,550     179,151         56,090        235,241

Average assets                    555,000   2,428,714        574,696      3,003,410


Common equity                      31,550     192,601         60,530        253,131

Total assets <F1>                 625,000   2,572,364        597,000      3,169,364


Total shares
 outstanding                        8,000      32,819          7,972         40,791

Book value
  per share <F1>                                $5.87                         $6.21

<F1>
(1)  Does not include one-time pooling costs.

                       A SUCCESSFUL RECORD
                        OF GROWTH THROUGH
                           ACQUISITIONS

SUCCESSFUL RECORD OF ACQUISITION AND INTEGRATION

                                   GOLD BANC CORPORATION
                            ACQUISITIONS SINCE JANUARY 1, 1998

                                                  ASSETS                     PRESIDENT   DATA PROC.
ACQUISITION                            STATE       (SM)        CLOSED        RETAINED    CONVERSION
Linn County Bank                         KS          54        pending                     1Q2000

First Business Bank of KC                MO         120        pending            X        1Q2000

CountryBanc Holding Company              OK         530        pending            X        2Q2000

American Bancshares, Inc.                FL         485        pending            X        2Q2000

Union Bankshares, Ltd.                   CO         340        pending            X        1Q2000

Citizens Bank of Tulsa                   OK         225         Dec-98            X        1Q2000

First State Bank & Trust Co.             KS         112         Oct-98                          X

Tri County National Bank                 KS          44         Aug-98            X             X

Peoples State Bank                       KS          21         Aug-98            X             X

Farmers State Bank                       KS          48         Jul-98            X             X

First National Bank                      KS          30         Feb-98                          X



Regional Investment Co.                  KS    Mortgage         Jul-99            X        4Q1999
                                                   bank

CompuNet Engineering                     KS  Technology         Feb-99            X             X
                                               services

The Trust Company                        MO       Trust         Dec-98            X             X
                                                company

Midwest Capital Management               KS     Broker/         Jan-98            X             X
                                                 dealer


                                                                        INTEGRATED PRODUCTS
                                        TRUST              CREDIT               ATM        MTG.       RETAIL         INTERNET
ACQUISITION                          SERVICES                CARD              CARDS       LOANS     BROKERAGE       BKNG
Linn County Bank                       1Q2000              1Q2000              1Q2000      1Q2000       1Q2000         1Q2000

First Business Bank of KC              1Q2000              1Q2000              1Q2000      1Q2000       1Q2000         1Q2000

CountryBanc Holding Company            2Q2000              2Q2000              2Q2000      2Q2000       2Q2000         2Q2000

American Bancshares, Inc.              2Q2000              2Q2000              2Q2000      2Q2000       2Q2000         2Q2000

Union Bankshares, Ltd.                 1Q2000              1Q2000              1Q2000      1Q2000       1Q2000         1Q2000

Citizens Bank of Tulsa                 1Q2000              1Q2000              1Q2000      1Q2000       1Q2000         1Q2000

First State Bank & Trust Co.                X                   X                   X      4Q1999            X         1Q2000

Tri County National Bank                    X                   X                   X      4Q1999            X         1Q2000

Peoples State Bank                          X                   X                   X      4Q1999            X         1Q2000

Farmers State Bank                          X                   X                   X      4Q1999            X         1Q2000

First National Bank                         X                   X                   X      4Q1999            X         1Q2000



Regional Investment Co.

CompuNet Engineering

The Trust Company

Midwest Capital Management


                                          Integrated Services
                                        Policies/      HR/Audit/
ACQUISITION                              Proc.         Loan Rev.
Linn County Bank                        1Q2000         1Q2000

First Business Bank of KC               1Q2000         1Q2000

CountryBanc Holding Company             2Q2000         2Q2000

American Bancshares, Inc.               2Q2000         2Q2000

Union Bankshares, Ltd.                  1Q2000         1Q2000

Citizens Bank of Tulsa                  1Q2000         1Q2000

First State Bank & Trust Co.            X              X

Tri County National Bank                X              X

Peoples State Bank                      X              X

Farmers State Bank                      X              X

First National Bank                     X              X



Regional Investment Co.                 X              X


CompuNet Engineering                    X              X

The Trust Company                       X              X

Midwest Capital Management              X              X

A RECORD OF STRONG GROWTH

                                                                                                       Projected
                                                                                          Compound     Compound
                                                             At or for the year ended       Annual     Annual
                                                                   December 31,             Growth     Growth<F1>
                                       2000E<F1><F2>      1998                 1994       1994-1998    1998-2000

Net interest income                          118,500     35,608                14,385         25%          82%

Non-interest income                           55,310      8,778                   917         76%         151%

Net income<F3>                                45,595      9,122                 3,132         31%         124%

Earnings per share<F3>                         $1.12      $0.55                 $0.29         17%          43%


Total assets                               3,169,364  1,111,356               453,065         25%          69%

Total loans                                1,987,079    723,364               271,148         28%          66%

Total deposits                             2,376,918    926,687               391,514         24%          60%

Total equity                                 253,131     83,811                24,479         36%          74%

<F1>
1994-1998 forecasted figures are as reported and do not include retroactive restatements from pooling of interests acquisitions closed after December 31, 1998.

<F2>
Year 2000 income statement figures are full year run-rate; assumes all pending acquisitions close January 1, 2000.

<F3>
Does not include one-time pooling costs

           CREATING AMERICA'S PREMIER COMMUNITY BANKING
                  AND FINANCIAL SERVICES COMPANY


[graphic]

                        ACQUISITIONS OF :

             CountryBanc Holding Company (Edmond, OK)
     First Business Bank of Kansas City, NA (Kansas City, MO)
                  Linn County Bank (LaCygne, KS)


                         OCTOBER 25, 1999

FORWARD LOOKING INFORMATION

The presentation may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in the forward-looking statements or materials. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings cannot be fully realized within the expected time frame;
(2) revenues are lower than expected; (3) competitive pressures among depository institutions increase significantly; (4) cost or difficulties related to the integration of organizations acquired are greater than expected; (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in states in which the company will be doing business are less favorable than expected; and (7) legislation or regulatory changes adversely affect the business in which the company would be engaged.

CONTENTS

1.   The Gold Banc Story

2.   The CountryBanc Acquisition

3.   First Business Bank and
     Linn County Bank Acquisitions

4.   Other Pending Transactions

5.   A Successful Record of
     Growth through Acquisitions